UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2006

                                DST SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                  1-14036                     43-1581814
          (Commission File Number) (I.R.S. Employer Identification No.)

               333 West 11th Street, Kansas City, Missouri 64105
              (Address of principal executive offices) (Zip Code)

                                 (816) 435-1000
               Registrant's telephone number, including area code

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7. Regulation FD Disclosure

         See attached as Exhibit 99.1 to this Form 8-K a News Release dated January 3, 2006 concerning the announcement of the merger of its subsidiary, DST lock\line, Inc. with a wholly-owned subsidiary of Asurion Corporation, effective January 1, 2006.

         The information in this Item 7.01, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of DST under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of DST, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of information under this Item 7.01 is not an indication that this Item 7.01 and
Exhibit 99.1 contain material information that is not otherwise publicly available.

ITEM 9.01  Financial Statements and Exhibits

(c). Exhibits.

Exhibit           Description
Number

99.1              News Release dated January 3, 2006


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of January, 2006.

                        DST SYSTEMS, INC.

                        By: /s/ Randall D. Young
                        Name: Randall D. Young
                        Title:   Vice President, General Counsel and Secretary

                                                              Exhibit 99.1

             DST SYSTEMS, INC. ANNOUNCES CLOSING OF LOCK\LINE MERGER

KANSAS CITY, MO. (January 3, 2006) - DST Systems, Inc. (NYSE: DST) announced today that is has completed the previously announced merger of its subsidiary, DST lock\line, Inc. with a wholly-owned subsidiary of Asurion Corporation, ("Asurion") effective January 1, 2006. The transaction was structured as a tax-free reorganization, but DST will recognize, for book purposes, a pre-tax gain on the merger in the first quarter 2006. The amount of such gain is dependent upon finalization of a valuation of assets. In addition, DST will record compensation related charges in the first quarter of 2006 resulting from the acceleration of vesting and incentive compensation accruals, which are incurred as a result of the closing.

The merger will be accounted for as a purchase by Asurion, which will likely result in the recording of identified intangibles requiring amortization by Asurion. In addition, the merger will be accounted for both as a sale and a purchase by DST, which will result in the recording of identified intangibles requiring amortization by DST. The amortization of these identified intangibles will likely result in the transaction being dilutive to earnings per share.


                                    * * * * *
The information and comments above may include forward-looking statements respecting DST and its businesses. Such information and comments are based on DST's views as of today, and actual actions or results could differ. There could be a number of factors affecting future actions or results, including those set forth in DST's latest periodic report (Form 10-K or 10-Q) filed with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking comment. The Company will not update any forward-looking statements in this press release to reflect future events.